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                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                    Variable Life Insurance Policy (Destiny)
                Flexible Premium Variable Life Insurance Policies
                   (Variable Universal Life/Executive Benefit/
                        VUL 95/VUL 100/VGSP/Russell VUL)
     Flexible Premium Joint and Last Survivor Variable Life Insurance Policy

                     Supplement dated April 13, 2009 to the
          Prospectuses dated May 1, 2000, May 1, 2002, and May 1, 2004

     This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement.

     Effective after the close of business on April 24, 2009, the JPMorgan Bond Portfolio and the JPMorgan Small Company Portfolio of the J.P. Morgan Series Trust II (the "Acquired Portfolios") will merge into the JPMorgan Insurance Trust Core Bond Portfolio and the JPMorgan Insurance Trust Small Cap Equity Portfolio, respectively, of the JPMorgan Insurance Trust (the "Acquiring Portfolios"). Immediately following the merger the JPMorgan Insurance Trust Small Cap Equity Portfolio will change its name to the JPMorgan Insurance Trust Small Cap Core Portfolio. Certain forms and communications you receive from us may refer to the JPMorgan Insurance Trust Small Cap Equity Portfolio for a certain period of time.

     JPMorgan Investment Advisors Inc. is the adviser to the JPMorgan Insurance Trust Core Bond Portfolio and J.P. Morgan Investment Management Inc. is the adviser to the JPMorgan Insurance Trust Small Cap Equity Portfolio. The investment objective of the JPMorgan Insurance Trust Core Bond Portfolio is to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities. The investment objective of the JPMorgan Insurance Trust Small Cap Equity Portfolio is capital growth over the long-term.

     After the close of business on April 24, 2009, any cash value you have invested in the Acquired Portfolios will be transferred to the Acquiring Portfolios. Moreover, if you are currently allocating premiums or cash value (under a dollar cost averaging or portfolio re-balancing program) to the Acquired Portfolios, these allocations will automatically be re-directed to the Acquiring Portfolios after the merger.